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                                                                   EXHIBIT 99.20

[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                [LOGO OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                    --------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-2

                    --------------------------------------

               Monthly Period:                       07/01/97 to
                                                     07/31/97
               Distribution Date:                    08/18/97
               Transfer Date:                        08/15/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                         Class A                     5.16069334
                                         Class B                     5.33847100
                                         CIA Inv. Amt.               5.80069334

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount     Class A                     5.16069334
                                         Class B                     5.33847100
                                         CIA Inv. Amt.               5.80069334


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-2
PAGE 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                         Class A                            0.00
                                         Class B                            0.00
                                         CIA Inv. Amt.                      0.00

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                         Class A                  $62,368,506.29
                                         Class B                    5,631,228.00
                                         CIA Inv. Amt.              7,145,284.59
                                                                 ---------------
                                         Total                    $75,145,018.88
                                                                 ===============

     2. Allocation of Finance Charge Receivables.
        ----------------------------------------

        (a)  The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                         Class A                   $7,482,444.17
                                         Class B                      676,113.66
                                         CIA Inv. Amt.                856,440.56
                                                                 ---------------
                                         Total                      9,014,998.39
                                                                 ===============

        (b)  Principal Funding Investment Proceeds (to Class A)              N/A
        (c)  Withdrawals from Reserve Account (to Class A)                   N/A
                                                                 ---------------
               Class A Available Funds                             $7,482,444.17
                                                                 ===============

        (b)  Principal Funding Investment Proceeds (to Class B)              N/A
        (c)  Withdrawals from Reserve Account (to Class B)                   N/A
                                                                 ---------------
               Class B Available Funds                               $676,113.66
                                                                 ===============

        (b)  Prin. Funding Investment Proceeds (to Class CIA)                N/A
        (c)  Withdrawals from Reserve Account (to Class CIA)                 N/A
                                                                 ---------------
               CIA Available Funds                                   $856,440.56
                                                                 ===============

        (d)  Total Principal Funding Investment Proceeds                    0.00
        (e)  Earnings on Reserve Account deposits                           0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                SERIES 1997-2
PAGE 3

     3. Principal Receivables / Investor Percentages
        --------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in  the Trust as of the last day of the Monthly
             Period                                           $20,950,813,989.19

        (b)  Invested Amount as of the last day of the
             preceding month (Adjusted Class A Invested
             Amount during Accumulation Period)
                                         Class A                  500,000,000.00
                                         Class B                   45,180,000.00
                                         CIA Inv. Amt.             57,230,000.00
                                                                 ---------------
                                         Total                    602,410,000.00

        (c)  The Floating Allocation Percentage: The Invested
             Amount set forth in paragraph 3(b) above as a
             percentage of the aggregate amount of Principal
             Receivables as of the Record Date set forth in
             paragraph 3(a) above
                                         Class A                          2.387%
                                         Class B                          0.216%
                                         CIA Inv. Amt.                    0.273%
                                                                 ---------------
                                         Total                            2.876%

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day of the Revolving Period)

                                         Class A                             N/A
                                         Class B                             N/A
                                         CIA Inv. Amt.                       N/A
                                                                 ---------------
                                         Total                               N/A

        (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                         Class A                             N/A
                                         Class B                             N/A
                                         CIA Inv. Amt.                       N/A
                                                                 ---------------
                                         Total                               N/A

     4. Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35 - 64 days                                         333,942,932.43
        (b)  65 - 94 days                                         203,212,534.73
        (c)  95 - 124 days                                        165,110,215.98
        (d)  125 - 154 days                                       155,005,903.92
        (e)  155 - 184 days                                       124,415,929.07
        (f)  185 or more days                                      74,265,993.43
                                                                ----------------
                                         Total                  1,055,953,509.56
                                                                ================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-2
PAGE 4

     5. Monthly Investor Default Amount.
        -------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during
             the Monthly Period allocable to the Invested
             Amount (the aggregate "Investor Default
             Amount")
                                         Class A                   $3,052,615.55
                                         Class B                      275,834.34
                                         CIA Inv. Amt.                349,402.38
                                                                 ---------------
                                         Total                     $3,677,852.27
                                                                 ===============

     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a)  The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the CIA Invested Amount

                                         Class A                           $0.00
                                         Class B                            0.00
                                         CIA Inv. Amt.                      0.00
                                                                 ---------------
                                         Total                             $0.00
                                                                 ===============

        (b)  The aggregate amount of Class A Investor
             Charge- Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                         Class A                           $0.00
                                         Class B                            0.00
                                         CIA Inv. Amt.                      0.00
                                                                 ---------------
                                         Total                             $0.00
                                                                 ===============

     7. Investor Servicing Fee.
        ----------------------

        (a)  The amount of the Investor Monthly Servicing Fee
             payable by the Trust to the Servicer for the
             Monthly Period
                                         Class A                     $625,000.00
                                         Class B                       56,475.00
                                         CIA Inv. Amt.                 71,537.50
                                                                 ---------------
                                         Total                       $753,012.50
                                                                 ===============
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-2
PAGE 5

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated CIA and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                         Class B                          $0.00
                                         CIA Inv. Amt.                     0.00
                                                                ---------------
                                         Total                            $0.00
                                                                ===============

     9.  CIA Invested Amount
         -------------------

         (a)  The amount of the CIA Invested Amount as of the
              close of business on the related Distribution
              Date after giving effect to withdrawals, deposits
              and payments to be made in respect of the
              preceding month
                                                                  57,230,000.00

         (b)  The Required CIA Invested Amount as of the
              close of business on the related Distribution
              Date after giving effect to withdrawals, deposits
              and payments to be made in respect of the
              preceding
              month
                                                                  57,230,000.00

     10. The Pool Factor.
         ---------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                         Class A                     1.00000000
                                         Class B                     1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period              10.63%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                     7.89%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-2
PAGE 6

C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1. Accumulation Period
        -------------------

        (a)  Accumulation Period Commencement Date                      03/31/04

        (b)  Accumulation Period length (months)                               1

        (c)  Accumulation Period Factor                                    31.06

        (d)  Required Accumulation Factor Number                           11.00

        (e)  Controlled Accumulation Amount                      $602,410,000.00

        (f)  Minumum Payment Rate (last 12 months)                         9.84%


     2. Principal Funding Account
        -------------------------

     Beginning Balance                                                     $0.00
        Plus:Principal Collections for Related Monthly
             Period from Principal Account                                  0.00
        Plus:Interest on Principal Funding Account Balance for
             Related Monthly Period                                          N/A
        Less:Withdrawals to Finance Charge Account                           N/A
        Less:Withdrawals to Distribution Account                            0.00
                                                                 ---------------
     Ending Balance                                                        $0.00


     3. Accumulation Shortfall
        ----------------------

             The Controlled Deposit Amount for the previous
             Monthly Period                                                  N/A

        Less:The amount deposited into the Principal Funding
             Account for the Previous Monthly Period                         N/A
                                                                 ---------------

             Accumulation Shortfall                                          N/A
                                                                 ===============

             Aggregate Accumulation Shortfalls                               N/A
                                                                 ===============


     4. Principal Funding Investment Shortfall
        --------------------------------------

             Covered Amount                                                  N/A

        Less:Principal Funding Investment Proceeds                           N/A
                                                                 ---------------

             Principal Funding Investment Shortfall                          N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-2
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D.   Information Regarding the Reserve Account
     -----------------------------------------

     1. Required Reserve Account Analysis

        (a)  Required Reserve Account Amount percentage
             (0.5% of Class A Invested Amount or other amount
             designated by Transferor)                                      0.00

        (b)  Required Reserve Account Amount ($)                            0.00

        (c)  Required Reserve Account Balance after effect of               0.00
             any transfers on the Related Transfer Date

        (d)  Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                    0.00

     2. Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date                  N/A

     3. Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the Related Transfer
        Date (1(d) plus 2 above)                                             N/A

     4. The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related Mthly Period          3.09%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE


                                        FIRST USA BANK
                                        as Servicer


                                        BY:     /s/ Peter W. Atwater
                                                ------------------------------
                                                Peter W. Atwater
                                                Executive Vice President